Exhibit 10.58

                         TREZAC INTERNATIONAL CORPORATION
                  20509 MEETING STREET. BOCA RATON FLORIDA 33434
                      TEL (561) 558 9599 FAX (561) 892 0403

            CHIEF FINANCIAL OFFICER AND DIRECTOR AGREEMENT

           THIS AGREEMENT (THIS "AGREEMENT") IS ENTERED INTO BY AND BETWEEN TREZAC INTERNATIONAL CORPORATION, A TEXAS CORPORATION (THE "COMPANY") Esper Gullatt Jr. ("Director and CFO , "Chief Financial Officer") AS OF THE BELOW DATE.

      THIS AGREEMENT REPLACES AND SUPERCEDES ANY AND ALL PREVIOUS
      AGREEMENTS THAT ESPER GULLATT JR. HAS WITH THE COMPANY.

           THE COMPANY AND ESPER GULLATT JR. ARE SOMETIMES REFERRED TO HEREIN INDIVIDUALLY AS A "PARTY" AND TOGETHER AS THE "PARTIES."

           WHEREAS, THE BOARD OF DIRECTORS WISHES TO CONTINUE TO HAVE ESPER GULLATT JR. SERVE ON THE BOARD OF DIRECTORS AS A DIRECTOR AND CFO FOR THE COMPANY AND ITS SUBSIDIARIES UNDER THE TERMS AND CONDITIONS SET FORTH HEREIN; AND

           WHEREAS, ESPER GULLATT JR. DESIRES TO BE ENGAGED AS DIRECTOR AND CFO FOR THE COMPANY UNDER THE TERMS AND CONDITIONS SET FORTH HEREIN.

           NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

      1) TERM.  THE COMPANY HEREBY ENGAGES ESPER GULLATT JR. AS ITS CFO
         AND DIRECTOR ON THE BOARD OF THE COMPANY AND EACH OF ITS SUBSIDIARIES AND ESPER GULLATT JR. ACCEPTS SUCH ENGAGEMENT COMMENCING ON THE BELOW DATE AND CONTINUING FOR A TERM OF NOT LESS THAN TWO (2) YEARS THEREAFTER (THE "TERM"). THE TERM MAY BE EXTENDED BY THE WRITTEN AGREEMENT OF THE PARTIES ON MUTUALLY ACCEPTABLE TERMS AND CONDITIONS.

      DUTIES AS CHIEF FINANCIAL OFFICER.
         DURING THE TERM, ESPER GULLATT JR. SHALL OVERSEE AND DIRECT ALL ACTIVITIES RELATED TO FINANCIAL AND ACCOUNTING OPERATIONS OF THE COMPANY TO INCLUDE BUT NOT LIMITED TO OTHER DUTIES TYPICAL TO SUCH
         OFFICE:
         STANDARDIZING ALL FINANCIAL AND ACCOUNTING OPERATIONS
         CONVERT AND INTEGRATE ALL FINANCIAL AND ACCOUNTING OPERATIONS TO GAAP STANDARDS
         IMPLEMENT ACCOUNTING SOFTWARE INTO ALL OPERATIONS FOR SEC REPORTING IMPLEMENT GAAP AUDITING PROCEDURES FOR ALL OPERATIONS
         PRIMARY LIAISON FOR ALL ACQUISITION CANDIDATES
         PRIMARY LIAISON FOR ALL AUDITS AND FINANCIAL INFORMATION
         FINANCIAL PLANNING WITH PARENT AND SUBSIDIARIES

    2) SALARY /COMPENSATION /BONUS

    o  THE BASE ANNUAL SALARY OF $168,000 PER YEAR BY PAYMENT OF $168,000
       OF COMPENSATION IN CASH PAYABLE IN INSTALLMENTS ACCORDING TO THE COMPANY'S REGULAR PAYROLL SCHEDULE.
    o  GULLATT SHALL HAVE IRREVOCABLE ELIGIBILITY FOR ANNUAL INCREASES OF
       THE BASE SALARY TO A MAXIMUM OF 10% PER YEAR, BUT NOT DECREASES, AT THE DISCRETION OF THE BOARD.
    o  GULLATT'S ANNUAL BONUS IS EQUAL TO MAXIMUM OF 750% OF THE
       CHAIRMAN'S ANNUAL SALARY AT THE DISCRETION OF THE BOARD. BONUS WILL BE PAID WITH 30 DAYS AFTER THE FILING OF ALL YEAR-END SEC FINANCIAL DOCUMENTS. IN THE EVENT THAT GULLATT 'S CONTRACT SHOULD END PRIOR TO THE FILING DATES THE BONUS WILL BE DUE IN FULL 30 DAYS AFTER THE FILING OF ANY YEAR-END SEC FINANCIAL DOCUMENTS.
    o  THE COMPANY AGREES TO PAY TO GULLATT WITH COMMON SHARES IN
       RESTRICTED STOCK UNDER SEC RULE 144, WHICH IS EQUAL TO 5.778% OF THE COMPANY UPON THE COMPLETED ACQUISITION BY THE COMPANY OF MILLAGRO SRL.
    o  THE COMPANY AGREES TO COMPENSATE GULLATT WITH COMMON STOCK OR
       PREFERRED STOCK AS GULLATT'S OPTION, UPON ANY SUBSEQUENT ACQUISITIONS TO A MAXIMUM OF 10% OF EACH ACQUISITION VALUE,
    o  IN THE EVENT THAT GULLATT'S CONTRACT TERM ENDS BEFORE AN
       ESTABLISHED ACQUISITION(S) THAT HAS BEGUN, IS NOT YET CLOSED, GULLATT WILL BE COMPENSATED FOR ANY ESTABLISHED ACQUISITION(S) IF AND WHEN THOSE ACQUISITIONS ARE COMPLETED BY THE COMPANY IN THE MANNER OF THIS CONTRACT.
    o  IN THE EVENT OF A BREACH OF THE SALARY OR BONUS AGREEMENT, THE
       COMPANY HAS 5 DAYS TO CURE, IF UNCURED AFTER 5 DAYS, GULLATT MAY ELECT FROM THE FOLLOWING OPTIONS FOR A MAXIMUM OF 30 DAYS;

       o  To accrue salary at a 25% premium,
       o To accept fully vested options at a strike price equal to the market price of the Common Stock minus 30%.
       o To accept non vested options at a strike price equal to the market price of the Common Stock minus 80%
       o To accept Common stock, 144 restricted for one year, at an 80% discount to the previous 5 day average closing bid price prior to the cure date occurrence.
       ANY BREACH OF SALARY OR BONUS AGREEMENT BY THE COMPANY AFTER THE ELECTION WILL BE CONSIDERED A BREACH OF CONTRACT.

    3) BENEFITS

    HOLIDAYS. GULLATT WILL BE ENTITLED TO AT LEAST FOURTEEN (14) PAID HOLIDAY DAYS AND (15) PERSONAL DAYS EACH CALENDAR YEAR.

    COMPANY WILL NOTIFY GULLATT ON OR ABOUT THE BEGINNING OF EACH CALENDAR YEAR WITH RESPECT TO THE HOLIDAY SCHEDULE FOR THE COMING YEAR.
    PERSONAL HOLIDAYS, IF ANY, WILL BE SCHEDULED IN ADVANCE SUBJECT TO REQUIREMENTS OF THE COMPANY. SUCH HOLIDAYS MUST BE TAKEN DURING THE CALENDAR YEAR AND CANNOT BE CARRIED FORWARD INTO THE NETS YEAR.
    SICK LEAVE. GULLATT SHALL BE ENTITLED TO SICK LEAVE AND EMERGENCY LEAVE ACCORDING TO THE REGULAR POLICIES AND PROCEDURES OF THE COMPANY.
    ADDITIONAL SICK LEAVE OR EMERGENCY LEAVE OVER AND ABOVE PAID LEAVE PROVIDED BY THE COMPANY, IF ANY, SHALL BE UNPAID AND SHALL BE GRANTED AT THE DISCRETION OF THE BOARD OF DIRECTORS OF THE COMPANY.

    MEDICAL AND GROUP LIFE INSURANCE. THE COMPANY AGREES TO INCLUDE GULLATT, SPOUSE, PRESENT AND FUTURE CHILDREN IN THE GROUP MEDICAL, DENTAL, VISION AND HOSPITAL PLAN OF THE COMPANY AND PROVIDE LIFE INSURANCE FOR GULLATT AT NO CHARGE TO GULLATT IN THE AMOUNT OF A MINIMUM OF FIFTEEN TIMES THE ANNUAL SALARIED PLUS BONUS INCOME DURING THIS AGREEMENT. GULLATT SHALL BE RESPONSIBLE FOR PAYMENT OF ANY FEDERAL OR STATE INCOME TAX IMPOSED UPON THESE BENEFITS.

    D&O INSURANCE. THE COMPANY WILL PROVIDE D&O INSURANCE COMMENSURATE WITH $15,000,000 OF RISK WITH 120 DAYS OF CONTRACT.

    PENSION AND PROFIT SHARING PLANS. GULLATT SHALL BE ENTITLED TO PARTICIPATE IN ANY PENSION OR PROFIT SHARING PLAN OR OTHER TYPE OF PLAN ADOPTED BY THE COMPANY FOR THE BENEFIT OF ITS OFFICERS AND/OR REGULAR EMPLOYEES.

    EXPENSE REIMBURSEMENT. GULLATT SHALL BE ENTITLED TO REIMBURSEMENT FOR ALL REASONABLE EXPENSES, INCLUDING TRAVEL AND ENTERTAINMENT, INCURRED BY GULLATT IN THE PERFORMANCE OF DUTIES. GULLATT WILL MAINTAIN RECORDS AND WRITTEN RECEIPTS AS REQUIRED BY THE COMPANY'S POLICY AND REASONABLY REQUESTED BY THE BOARD OF DIRECTORS TO SUBSTANTIATE SUCH EXPENSES.

    4. TERMINATION.

    A. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IN THE EVENT GULLATT INTENTIONALLY BREACHES A MATERIAL PROVISION OF THIS AGREEMENT (FOR PURPOSES HEREOF, THE COVENANTS IN SECTIONS 5, 6 AND 7 SHALL BE DEEMED TO BE MATERIAL PROVISIONS), THE COMPANY SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT BY GIVING GULLATT 30-DAY WRITTEN NOTICE THEREOF (AND SUCH TERMINATION SHALL BE EFFECTIVE UPON THE 30TH DATE OF SUCH NOTICE).

    B. ON OR AFTER TERM OF CONTRACT, EITHER PARTY MAY TERMINATE THIS AGREEMENT AT ANY TIME BY GIVING WRITTEN NOTICE TO THE OTHER (AND SUCH TERMINATION SHALL BE EFFECTIVE THIRTY (30) BUSINESS DAYS AFTER THE DATE OF SUCH NOTICE, UNLESS OTHERWISE AGREED TO BY THE PARTIES).

    C. THE COMPANY'S RIGHT OF TERMINATION SHALL BE IN ADDITION TO AND SHALL NOT AFFECT ITS RIGHTS AND REMEDIES UNDER SECTIONS 5,6,7 AND 8 HEREOF, AND SUCH RIGHTS AND REMEDIES UNDER SUCH SECTIONS SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

    D. IN THE EVENT OF TERMINATION OF THIS AGREEMENT PURSUANT TO THE TERMS HEREOF, GULLATT SHALL HAVE THE RIGHT TO RECEIVE ALL REMAINING COMPENSATION FOR THE REMAINING LENGTH OF THE CONTRACT, EXCEPT FOR ANY PRO RATED AMOUNTS EARNED PRIOR TO SUCH TERMINATION, AND ALL RIGHTS OF GULLATT TO RECEIVE COMPENSATION SHALL BE EFFECTIVE IN THEIR ENTIRETY THROUGH THE LIFE OF THE CONTRACT.

    E. IN THE EVENT OF TERMINATION FOR CAUSE OR NOT FOR CAUSE, ALL STOCK, OR STOCK OPTIONS HELD BY GULLATT WILL BE DEEMED FULLY VESTED UNDER SEC RULE 144 AND THE COMPANY WILL PROVIDE AN IMMEDIATE LEGAL OPINION AT THE COMPANY'S EXPENSE STATING SUCH 144 STOCK HELD BY GULLATT IS FULLY VESTED, AND REMOVE ALL LEGENDS ACCORDINGLY.

    5) BREACH OF CONTRACT
       THIS CONTRACT WILL BE CONSIDERED BREACHED IN THE FOLLOWING, BUT NOT LIMITED TO SITUATIONS:
           A. THE COMPANY DOES NOT COMPENSATE GULLATT IN THE DISCLOSED TIME, MANNER AND AMOUNT DESCRIBED IN SECTION (2) ABOVE.
           B. THE COMPANY DOES NOT PROVIDE BENEFITS TO GULLATT IN THE DISCLOSED TIME, MANNER AND AMOUNT DESCRIBED IN SECTION (3) ABOVE.
           C. THE COMPANY DOES NOT TERMINATE GULLATT'S CONTRACT IN THE AGREED UPON MANNER AND TIME DESCRIBED IN SECTION (4) (A), (B) ABOVE.

       IN THE EVENT OF A BREACH OF THIS CONTRACT THE COMPANIES AGREES TO THE FOLLOWING:

        o   TO IMMEDIATELY PAY GULLATT THE BALANCE OF GULLATT'S CONTRACT
            IN CASH.
        o ALL STOCK OPTIONS HELD BY GULLATT WILL BE DEEMED FULLY VESTED UNDER SEC RULE 144 AND THE COMPANY WILL PROVIDE AN IMMEDIATE LEGAL OPINION AT THE COMPANY'S EXPENSE STATING SUCH 144 STOCK HELD BY GULLATT IS FULLY VESTED, AND REMOVE ALL LEGENDS ACCORDINGLY.
        o   ALL BENEFITS AS PER SECTION (3) ABOVE WILL REMAIN IN FORCE FOR
            THE LENGTH OF TIME STATED IN CONTRACT BEFORE BREACH.
        o   THE COMPANY WILL COMPENSATE GULLATT WITH AN ADDITIONAL SALARY
            AND BENEFITS FOR THE EIGHTEEN (18) MONTHS FOLLOWING THE BREACH AS JOB DISPLACEMENT.
        o   THE COMPANY WILL ASSUME ALL BUSINESS EXPENSES RELATED TO
            GULLATT HAVING AN OFFICE AND /OR AN APARTMENT IN CHISINAU (OR OTHER MUNICIPAL AREAS OF MOLDOVA), TO OPERATE TREZAC INTERNATIONAL CORP AND MILLAGRO.


    6) NON-COMPETITION AGREEMENTS.
       WITHOUT THE PRIOR CONSENT OF THE COMPANY, GULLATT SHALL NOT, FOR A PERIOD EXTENDING FROM THE DATE HEREOF AND CONTINUING FOR SO LONG AS GULLATT IS RECEIVING PAYMENTS FROM THE COMPANY FOR SERVICES PROVIDED HEREUNDER, DIRECTLY OR INDIRECTLY, BE EMPLOYED IN ANY CAPACITY BY, SERVE AS AN EMPLOYEE, AGENT, OFFICER OR DIRECTOR OF, SERVE AS ADVISOR TO, OR OTHERWISE PARTICIPATE IN THE MANAGEMENT OR OPERATION OF, ANY PERSON, FIRM, CORPORATION OR OTHER ENTITY OF ANY KIND (COLLECTIVELY, A "PERSON") WHICH ENGAGES IN ANY FACET OF THE BUSINESS OF MOLDOVAN INDUSTRY.

    7) CONFIDENTIALITY.  GULLATT  SHALL NOT, AT ANY TIME, DIVULGE TO
       ANY PERSON (AS DEFINED IN SECTION6 ABOVE), OTHER THAN TO EMPLOYEES OF THE COMPANY AND ITS AFFILIATES WHO HAVE A NEED TO KNOW SUCH INFORMATION IN CONNECTION WITH THE PERFORMANCE OF THEIR DUTIES ON BEHALF OF THE COMPANY AND EXCEPT AS REQUIRED BY LAW, ANY CONFIDENTIAL, PROPRIETARY OR PRIVILEGED INFORMATION TO WHICH GULLATT BECOMES PRIVY DURING THE TERM, INCLUDING, WITHOUT LIMITATION, INFORMATION RELATING TO THE FINANCIAL CONDITION, BUSINESS, OPERATIONS, OR METHOD OF BUSINESS OF THE COMPANY OR ITS AFFILIATES, CUSTOMER AND SUPPLIER INFORMATION, INDEPENDENT CONTRACTOR INFORMATION, KNOW-HOW, TRADE-SECRETS, PROCEDURES, LITIGATION OR OTHER CONFIDENTIAL INFORMATION REGARDING THE AFFAIRS OF THE COMPANY, OR ANY OF ITS OFFICERS, DIRECTORS, STOCKHOLDERS, SUBSIDIARIES, AFFILIATES, CUSTOMERS OR SUPPLIERS ("CONFIDENTIAL INFORMATION").

       CONFIDENTIAL INFORMATION DOES NOT INCLUDE ANY INFORMATION THAT (I) IS OR BECOMES GENERALLY AVAILABLE TO THE PUBLIC OTHER THAN AS A RESULT OF A DISCLOSURE BY GULLATT OR ANYONE TO WHOM GULLATT TRANSMITS THE CONFIDENTIAL INFORMATION IN ACCORDANCE WITH THIS AGREEMENT, OR (II) BECOMES AVAILABLE TO GULLATT ON A NON-CONFIDENTIAL BASIS FROM A SOURCE OTHER THAN THE COMPANY OR ITS AFFILIATES.

    8) NO SOLICITATION OF EMPLOYEES. GULLATT SHALL NOT, FOR A PERIOD EXTENDING FROM THE DATE HEREOF AND CONTINUING FOR SO LONG AS GULLATT IS RECEIVING PAYMENTS FROM THE COMPANY FOR SERVICES PROVIDED HEREUNDER, DIRECTLY OR INDIRECTLY, SOLICIT, INTERFERE WITH, EMPLOY OR RETAIN IN ANY OTHER CAPACITY ANY EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, NOR PERMIT, ENCOURAGE OR ALLOW ANY ENTITY IN WHICH THE GULLATT OWNS, DIRECTLY OR INDIRECTLY, MORE THAN A 5% EQUITY OR PROPRIETARY INTEREST OR THE RIGHT OR OPTION, LEGALLY OR BENEFICIALLY, DIRECTLY OR INDIRECTLY, TO ACQUIRE OR OWN ANY STOCK OR OTHER PROPRIETARY OR EQUITY INTEREST, TO SOLICIT, INTERFERE WITH, EMPLOY OR RETAIN IN ANY OTHER CAPACITY ANY EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES.

    9) REMEDIES. GULLATT ACKNOWLEDGES AND AGREES THAT (A) THE COVENANTS CONTAINED IN SECTIONS 6, 7 AND 8 HEREOF ARE REASONABLE IN CONTENT AND SCOPE, ARE ENTERED INTO BY GULLATT IN PARTIAL CONSIDERATION FOR THE COMPENSATION TO BE PAID TO GULLATT HEREUNDER AND ARE A NECESSARY AND MATERIAL INDUCEMENT TO THE COMPANY TO GO FORWARD WITH THE ENGAGEMENT CONTEMPLATED BY THIS AGREEMENT, AND (B) THE SERVICES AND AGREEMENTS TO BE PERFORMED HEREUNDER BY GULLATT ARE OF A UNIQUE, SPECIAL AND
       EXTRAORDINARY CHARACTER, AND THAT A BREACH BY GULLATT   OF ANY
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

   10) INDEMNIFICATION. THE COMPANY SHALL INDEMNIFY AND HOLD HARMLESS GULLATT FROM AND AGAINST ANY CLAIMS, JUDGMENTS, LIABILITIES, OBLIGATIONS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AND COSTS INCURRED BY ESPER GULLATT JR. THAT ARISE FROM THE PERFORMANCE BY GULLATT OF SERVICES FOR THE COMPANY IN ACCORDANCE WITH THE TERMS HEREOF, TO THE EXTENT THAT (I) GULLATT ACTED IN GOOD FAITH AND IN A MANNER WHICH GULLATT REASONABLY BELIEVED TO BE IN, OR NOT OPPOSED TO, THE BEST INTERESTS OF THE COMPANY, AND (II) WITH
       RESPECT TO ANY CRIMINAL PROCEEDING, GULLATT   HAD NO REASONABLE
       CAUSE TO BELIEVE THE CONDUCT WAS UNLAWFUL.


   11) NOTICES.  ALL NOTICES OR OTHER COMMUNICATIONS IN CONNECTION
       WITH THIS AGREEMENT SHALL BE IN WRITING AND MAY BE GIVEN BY PERSONAL DELIVERY OR MAILED, CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID OR BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER TO THE PARTIES AT THE ADDRESSES SET FORTH BELOW (OR AT SUCH OTHER ADDRESS AS ONE PARTY MAY SPECIFY IN A NOTICE TO THE OTHER PARTY):

            ESPER GULLATT JR.
            17532 E. DICKENSON PL
            AURORA CO.  80013

  12) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
      CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AS WELL AS THE LAWS AND RIGHTS PERMITTED TO ALL UK AND EUROPEAN CITIZENS PRESENT IN THE REPUBLIC OF MOLDOVA.

  13) ATTORNEYS' FEES. THE PARTIES AGREE THAT, IF ANY ACTION IS INSTITUTED TO ENFORCE THIS AGREEMENT, THE PARTY NOT PREVAILING SHALL PAY TO THE PREVAILING PARTY ALL COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY SUCH PREVAILING PARTY IN CONNECTION WITH SUCH ACTION. IF BOTH PARTIES PREVAIL IN PART IN SUCH ACTION, THE COURT OR ARBITRATOR(S) SHALL ALLOCATE THE FINANCIAL RESPONSIBILITY FOR SUCH COSTS AND EXPENSES.



                        The remainder of this page is intentionally blank

  14) ENTIRE AGREEMENT; AMENDMENTS. THIS AGREEMENT REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED HEREIN AND SUPERSEDES ALL PRIOR NEGOTIATIONS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES, EITHER WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF. THIS AGREEMENT MAY NOT BE AMENDED, MODIFIED, ALTERED OR RESCINDED EXCEPT UPON A WRITTEN INSTRUMENT DESIGNATED AS AN AMENDMENT TO THIS AGREEMENT AND EXECUTED BY BOTH PARTIES HERETO.

  15) SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT, OR PART THEREOF, IS HELD INVALID, VOID OR VOIDABLE AS AGAINST PUBLIC POLICY OR OTHERWISE, THE INVALIDITY SHALL NOT AFFECT OTHER PROVISIONS, OR PARTS THEREOF, WHICH MAY BE GIVEN EFFECT WITHOUT THE INVALID PROVISION OR PART. IF ANY PROVISIONS OF THIS AGREEMENT SHALL BE HELD TO BE EXCESSIVELY BROAD AS TO DURATION, GEOGRAPHICAL SCOPE, ACTIVITY OR SUBJECT, SUCH PROVISIONS SHALL BE CONSTRUED BY LIMITING OR REDUCING THE SAME SO AS TO RENDER SUCH PROVISION ENFORCEABLE TO THE EXTENT COMPATIBLE WITH APPLICABLE LAW.

  16) WAIVER. FAILURE ON THE PART OF THE COMPANY TO EXERCISE ANY RIGHT OR OPTION ARISING OUT OF A BREACH OF THIS AGREEMENT SHALL NOT BE DEEMED A WAIVER OF ANY RIGHT OR OPTION WITH RESPECT TO SUBSEQUENT OR DIFFERENT BREACH, OR THE CONTINUATION OF ANY EXISTING BREACH.

  17) COUNTERPARTS; TELECOPY SIGNATURES.  THIS AGREEMENT MAY BE
      EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE
      DEEMED an original but all of which when taken together shall constitute one and the same agreement. Signatures may be exchanged by telecopy and the originals shall be exchanged by overnight mail. Each of the Parties agrees that it will be bound by it telecopy signature and that it accepts the telecopy signature of the other Party.


IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and date first above written.

By ________________
Esper Gullatt Jr.
Date: Wednesday, May 15, 2003
                                                      _____________________
                                                      Paul Taylor.
                                                      Date:  May 15, 2003

On Behalf of Millagro SRL
Date :

Iurie Bordian ______________________________________

Constantin Volnitchii ___________________________

Ruslan Romanciuc ___________________________________